Exhibit 99.1

Contacts:
Press: Jeff Ferry jferry@infinera.com Infinera Corporation 408-572-5213	Investors/Analysts: Bob Blair bblair@infinera.com Infinera Corporation 408-716-4879

Infinera Corporation Reports Second Quarter 2009 Financial Results

Revenues of $69 Million for the Quarter; New Tier One Service Provider Announcement;

Four New Customers Added

Sunnyvale, CA, July 21, 2009 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the second quarter ended June 27, 2009.

•	GAAP revenues for the second quarter of 2009 were $68.9 million compared to $66.6 million for the first quarter of 2009 and $90.8 million on an adjusted GAAP basis in the second quarter of 2008.

•

GAAP gross margins for the quarter were 29%. Excluding non-cash stock-based compensation expense, non-GAAP gross margins were 31% in the second quarter of 2009 compared to 31% in the first quarter of 2009 and 47% on an adjusted GAAP basis in the second quarter of 2008.

•

GAAP net loss for the quarter was $27.1 million, or $0.28 per share. Excluding non-cash stock-based compensation expense, net loss on a non-GAAP basis was $18.2 million, or $0.19 per share, in the second quarter of 2009 compared to a net loss of $17.6 million, or $0.19 per share, on a non-GAAP basis in the first quarter of 2009 and net income of $10.7 million, or $0.11 per diluted share, on an adjusted GAAP basis, for the second quarter of 2008.

Management Commentary

“We saw a number of positive developments in the second quarter, with both existing and new customers,” said Jagdeep Singh, president and chief executive officer at Infinera. “There was a significant quarter-over-quarter increase in orders, including over 2,000 TAMs booked, and we continued our new customer win momentum adding four new customers to our roster. We also announced today a new tier one service provider, NTT, the world’s second largest service provider.

“These developments indicate that our strategy of winning new footprint during the economic downturn to generate growth once the economy recovers is a sound one,” said Singh. “We believe that over time, as the economy improves and as our customers add capacity to existing footprint, our gross margins will continue to rebound.”

The company noted the following Q2 highlights:

•	Infinera added four new customers this quarter bringing total customer count to 62. This included a win at COLT for a Pan European network.

•

The new business at NTT is for its new IP backbone network in the Tokyo area. This win adds to Infinera’s string of successes over the last 12 months with tier one service providers, which also include business with Deutsche Telekom, OTE, TeliaSonera and two additional tier one service providers.

•	36 percent of Q2 revenue came from Europe and Asia with three of the top five customers for the quarter coming from these regions, one from Europe and two from Asia.

•	The company won a new sizeable submarine network build, its second in six months.

Footnote: For an explanation of our use of Non-GAAP and Adjusted GAAP measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP and Adjusted GAAP Reconciliations.” We have not shown comparisons to our second quarter 2008 GAAP results in the body of this press release because those results were significantly affected by the recognition of ratable product and related support and services revenue from shipments made prior to the second quarter of 2008, which we believe makes those comparisons less useful for investors. See our GAAP Condensed Consolidated Statements of Operations attached to this release for these GAAP to GAAP comparisons.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter results and third quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-430-5981. International parties can access the replay at 1-402-220-2055.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our products and business and statements about our future gross margins as the macroeconomic environment improves. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 17, 2009, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect adjusted GAAP revenue and exclude non-GAAP non-cash stock-based compensation. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP and Adjusted GAAP Reconciliations” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our second quarter of 2009 results, including an estimate of non-GAAP earnings for the third quarter of 2009 that excludes non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 27, 2009	June 28, 2008	June 27, 2009	June 28, 2008
Revenue:
Product	$61,074	$86,505	$120,222	$150,633
Ratable product and related support and services	845	69,581	2,314	141,967
Services	7,013	5,023	12,976	6,762

Total revenue	68,932	161,109	135,512	299,362
Cost of revenue (1) :
Cost of product	45,699	47,124	89,564	86,789
Cost of ratable product and related support and services	358	32,169	1,088	68,000
Cost of services	2,617	2,032	4,632	3,222

Total cost of revenue	48,674	81,325	95,284	158,011
Gross profit	20,258	79,784	40,228	141,351
Operating expenses (1) :
Sales and marketing	11,458	10,860	22,581	21,106
Research and development	24,763	17,787	46,760	36,080
General and administrative	11,478	8,502	21,605	16,919
Amortization of intangible assets	37	37	74	74

Total operating expenses	47,736	37,186	91,020	74,179
Income (loss) from operations	(27,478)	42,598	(50,792)	67,172
Other income (expense), net:
Interest income	597	2,258	1,515	5,561
Interest expense	—	—	—	(3)
Total other-than-temporary impairment losses	(2,747)	—	(2,747)	—
Portion of loss recognized in other comprehensive loss	1,814	—	1,814	—

Net impairment losses recognized in earnings	(933)	—	(933)	—
Other gain (loss), net	806	296	(1,008)	1,176

Total other income (expense), net	470	2,554	(426)	6,734
Income (loss) before income taxes	(27,008)	45,152	(51,218)	73,906
Provision for income taxes	103	2,267	221	3,427

Net income (loss)	$(27,111)	$42,885	$(51,439)	$70,479

Net income (loss) per common share:
Basic	$(0.28)	$0.47	$(0.54)	$0.77

Diluted	$(0.28)	$0.44	$(0.54)	$0.73

Weighted average shares used in computing net income (loss) per common share:
Basic	95,161	92,124	94,718	91,687

Diluted	95,161	97,284	94,718	96,988

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and six months ended June 27, 2009 and June 28, 2008:

	Three Months Ended		Six Months Ended
	June 27, 2009	June 28, 2008	June 27, 2009	June 28, 2008
Cost of revenue	$477	$271	$856	$479
Research and development	2,419	1,629	4,151	2,852
Sales and marketing	1,599	1,164	3,013	2,014
General and administration	3,513	2,072	6,158	3,574

	8,008	5,136	14,178	8,919
Cost of revenue - amortization from balance sheet*	904	1,219	1,470	2,369

Total stock-based compensation expense	$8,912	$6,355	$15,648	$11,288

*	Stock-based compensation expense deferred to inventory and to deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP and Adjusted GAAP Reconciliations

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 27, 2009
	GAAP	Stock Comp(1)		Non-GAAP
Revenue
Product and ratable revenue	$61,919	$—		$61,919
Services revenue	7,013	—	(a)	7,013

Total revenue	68,932	—		68,932
Cost of revenue	48,674	(1,381	)(d)	47,293

Gross profit	20,258	1,381		21,639
Gross margin	29%			31%
Operating expenses	47,736	(7,531)		40,205

Loss from operations	(27,478)	8,912		(18,566)
Other income (expense), net	470	—		470

Loss before provision for income taxes	(27,008)	8,912		(18,096)
Provision for income taxes	103	—		103

Net loss	$(27,111)	$8,912		$(18,199)

Net loss per common share:
Basic	$(0.28)			$(0.19)

Diluted	$(0.28)			$(0.18)*

Weighted average shares used in computing net loss per common share:
Basic	95,161			95,161

Diluted	95,161			98,960 *

(1)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the three months ended June 27, 2009.

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 28, 2009
	GAAP	Stock Comp		Non-GAAP
Revenue
Product and ratable revenue	$60,617	$—		$60,617
Services revenue	5,963	—	(b)	5,963

Total revenue	66,580	—		66,580
Cost of revenue	46,610	(945	)(e)(g)	45,665

Gross profit	19,970	945		20,915
Gross margin	30%			31%
Operating expenses	43,284	(5,791	)(g)	37,493

Loss from operations	(23,314)	6,736		(16,578)
Other income (expense), net	(896)	—		(896)

Loss before provision for income taxes	(24,210)	6,736		(17,474)
Provision for income taxes	118	—		118

Net loss	$(24,328)	$6,736		$(17,592)

Net loss per common share:
Basic	$(0.26)			$(0.19)

Diluted	$(0.26)			$(0.18)*

Weighted average shares used in computing net loss per common share:
Basic	94,275			94,275

Diluted	94,275			97,592 *

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP and Adjusted GAAP Reconciliations (Continued):

Infinera Corporation

GAAP to Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 28, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$156,086	$(70,349	)(c)	$85,737	$—		$85,737
Services revenue	5,023	—		5,023	—		5,023

Total revenue	161,109	(70,349)		90,760	—		90,760
Cost of revenue	81,325	(32,090	)(f)	49,235	(1,176	)(h)	48,059

Gross profit	79,784	(38,259)		41,525	1,176		42,701
Gross margin	50%						47%
Operating expenses	37,186	—		37,186	(4,865	)(h)	32,321

Income from operations	42,598	(38,259)		4,339	6,041		10,380
Other income (expense), net	2,554	—		2,554	—		2,554

Income before provision for income taxes	45,152	(38,259)		6,893	6,041		12,934
Provision for income taxes	2,267	—		2,267	—		2,267

Net income	$42,885	$(38,259)		$4,626	$6,041		$10,667

Net income per common share:
Basic	$0.47						$0.12

Diluted	$0.44						$0.11

Weighted average shares used in computing net income per common share:
Basic	92,124						92,124

Diluted	97,284						97,284

Use of Non-GAAP and Adjusted GAAP Information:

As described below, Infinera uses various non-GAAP and adjusted GAAP financial measures to supplement our condensed consolidated financial statements presented on a GAAP basis. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Our usage of these non-GAAP and adjusted GAAP measures are further explained below:

•

Effective April 2008, we had established VSOE of fair value for most of our service offerings. From the second quarter of 2008 to the fourth quarter of 2008, we used adjusted GAAP measures of operating results, net income and net income per share. Adjusted GAAP results reflected our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 were not adjusted and were recognized on a GAAP basis in arriving at the adjusted GAAP results. We presented these non-GAAP measures of operating results, net income and net income per share, which included adjusted GAAP results and excluded non-GAAP stock-based compensation expense for these periods.

•

In the first quarter of 2009, we began using more traditional non-GAAP financial measures, which reflect our GAAP results and exclude stock-based compensation related expenses. All material deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results had been recognized in our GAAP results prior to December 27, 2008. Therefore, no further adjustments, other than the exclusion of stock-based compensation expense as described above, will be made to our GAAP revenue and cost of revenue on a go-forward basis.

(a)	As described above, no adjustments have been made to our GAAP revenue as recorded in our condensed consolidated statements of operations for the period ended June 27, 2009.

The table below provides a breakdown of our deferred revenue balance as recorded on our balance sheet as of June 27, 2009 for informational purposes only:

	Three Months Ended June 27, 2009
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$6,706	$3,441	$10,447	$20,594
Additions to deferred revenue	—	3,087	6,470	9,557
Amortization to revenue	(707)	(1,162)	(5,238)	(7,107)

Ending balance	$5,999	$5,366	$11,679	$23,044

Change in deferred revenue balance	$(707)	$1,925	$1,232	$2,450

(b)	As described above, no adjustments have been made to our GAAP revenue as recorded in our condensed consolidated statements of operations for the period ended March 28, 2009.

The table below provides a breakdown of our deferred revenue balance as recorded on our balance sheet as of March 28, 2009 for informational purposes only:

	Three Months Ended March 28, 2009
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$8,650	$4,177	$9,580	$22,407
Additions to deferred revenue	—	209	5,453	5,662
Amortization to revenue	(1,944)	(945)	(4,586)	(7,475)

Ending balance	$6,706	$3,441	$10,447	$20,594

Change in deferred revenue balance	$(1,944)	$(736)	$867	$(1,813)

(c)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in deferred services revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended June 28, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$131,689	$—	$3,805	$135,494
Additions to deferred revenue	—	4,979	3,651	8,630
Amortization to revenue	(70,349)	(1,866)	(2,000)	(74,215)

Ending balance	$61,340	$3,113	$5,456	$69,909

Change in deferred revenue balance	$(70,349)	$3,113	$1,651	$(65,585)

(d)	No adjustments, other than the exclusion of stock-based compensation expense, as described above, have been made to our GAAP cost of revenue as recorded in our condensed consolidated statements of operations for the period ended June 27, 2009.

The table below provides a breakdown of our deferred inventory cost balance as recorded on our balance sheet as of June 27, 2009 for informational purposes only:

	Three Months Ended June 27, 2009
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$2,802	$700	$3,502
Additions to deferred cost of revenue	—	2,188	2,188
Amortized to cost of revenue	(304)	(47)	(351)

Ending balance	$2,498	$2,841	$5,339

Change in deferred inventory cost balance	$(304)	$2,141	$1,837

(e)	No adjustments, other than the exclusion of stock-based compensation expense, as described above, have been made to our GAAP cost of revenue as recorded in our condensed consolidated statements of operations for the period ended March 28, 2009.

The table below provides a breakdown of our deferred inventory cost balance as recorded on our balance sheet as of March 28, 2009 for informational purposes only:

	Three Months Ended March 28, 2009
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$3,221	$1,016	$4,237
Additions to deferred cost of revenue	—	1	1
Amortized to cost of revenue	(419)	(317)	(736)

Ending balance	$2,802	$700	$3,502

Change in deferred inventory cost balance	$(419)	$(316)	$(735)

(f)	Adjustment amount represents the release of ratable and deferred product cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended June 28, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$58,600	$—	$58,600
Additions to deferred cost of revenue	—	459	459
Amortized to cost of revenue	(32,090)	(9)	(32,099)

Ending balance	$26,510	$450	$26,960

Change in deferred inventory cost balance	$(32,090)	$450	$(31,640)

(g)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended March 29, 2009:

Three Months Ended
March 28, 2009
(In thousands)
Cost of revenue	$379
Research and development	1,732
Sales and marketing	1,414
General and administration	2,645

6,170
Cost of revenue—amortization from balance sheet*	566

Total stock-based compensation expense	$6,736

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(h)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While this is a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

Three Months Ended
June 28, 2008
(In thousands)
GAAP stock-based compensation in cost of revenue	$271
GAAP stock-based compensation in cost of revenue—amortization from balance sheet	1,219
Stock-based compensation not deferred to deferred inventory cost	—
Stock-based compensation previously recognized on invoiced shipment basis	(314)

Non-GAAP stock-based compensation in cost of revenue	$1,176

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	June 27, 2009	December 27, 2008
ASSETS
Current assets:
Cash and cash equivalents	$94,151	$166,770
Short-term investments	117,032	68,232
Short-term restricted cash	1,533	720
Accounts receivable, net of allowance for doubtful accounts of $1,488 as of June 27, 2009 and $1,700 as of December 27, 2008	54,059	69,354
Other receivables	618	1,085
Inventories, net	72,532	58,986
Deferred inventory costs	3,267	1,744
Prepaid expenses and other current assets	7,427	6,311

Total current assets	350,619	373,202
Property, plant and equipment, net	48,102	46,820
Intangible assets	1,143	1,276
Deferred inventory costs, non-current	2,072	2,493
Long-term investments	71,831	74,684
Long-term restricted cash	2,534	2,179
Other non-current assets	6,177	6,413

Total assets	$482,478	$507,067

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,112	$34,048
Accrued expenses	17,220	16,092
Accrued compensation and related benefits	14,117	13,472
Accrued warranty	5,573	5,205
Deferred revenue	15,682	14,683

Total current liabilities	86,704	83,500
Accrued warranty, non-current	4,797	4,735
Deferred revenue, non-current	7,362	7,724
Other long-term liabilities	6,712	5,645
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of June 27, 2009 and December 27, 2008
Issued and outstanding shares – 95,508 as of June 27, 2009 and 94,163 as of December 27, 2008	96	94
Additional paid-in capital	721,402	699,705
Accumulated other comprehensive loss	(2,418)	(3,598)
Accumulated deficit	(342,177)	(290,738)

Total stockholders’ equity	376,903	405,463

Total liabilities and stockholders’ equity	$482,478	$507,067

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 27, 2009	June 28, 2008
Cash Flows from Operating Activities:
Net income (loss)	$(51,439)	$70,479
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	7,898	5,469
Net credit impairment losses in earnings	933	—
Accretion of investment discount	95	(725)
Stock-based compensation expense	15,648	11,288
Put Rights	1,549	—
Unrealized holding gains for trading securities	(1,522)	—
Excess tax benefit from stock option transactions	—	(559)
Tax benefit from stock option transactions	—	623
Gain on disposal of assets	(46)	(770)
Other gain	—	(15)
Changes in assets and liabilities:
Accounts receivable	15,770	(16,949)
Inventories, net	(12,563)	479
Prepaid expenses and other current assets	(1,088)	(1,782)
Deferred inventory costs	(1,172)	54,143
Other non-current assets	241	(314)
Accounts payable	(81)	4,901
Accrued liabilities and other expenses	2,983	(6,902)
Deferred revenue	636	(104,528)
Accrued warranty	430	568

Net cash provided by (used in) operating activities	(21,728)	15,406
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(83,937)	(123,624)
Proceeds from sale of available-for-sale investments	—	69,543
Proceeds from maturities and call of investments and restricted cash	36,839	82,304
Proceeds from disposal of assets	103	771
Purchase of property and equipment	(8,759)	(7,283)

Net cash provided by (used in) investing activities	(55,754)	21,711
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	4,762	7,164
Excess tax benefit from stock option transactions	—	559
Repurchase of common stock	(15)	(30)

Net cash provided by financing activities	4,747	7,693

Effect of exchange rate changes on cash	116	(56)
Net change in cash and cash equivalents	(72,619)	44,754
Cash and cash equivalents at beginning of period	166,770	91,209

Cash and cash equivalents at end of period	$94,151	$135,963

Supplemental disclosures of cash flow information:
Cash paid for interest	$—	$3
Cash paid for income taxes	$1,113	$593

Infinera Corporation

Supplemental Financial Information

	Q3’07	Q4’07	Q1’08	Q2’08	Q3’08	Q4’08	Q1’09	Q2’09
Revenue	$80.4	$93.4	$95.5	$90.8	$80.9	$86.2	$66.6	$68.9
Gross Margin %	43%	47%	45%	47%	42%	36%	31%	31%

Invoiced Shipment Composition:
Domestic %	81%	81%	82%	78%	81%	73%	74%	64%
International %	19%	19%	18%	22%	19%	27%	26%	36%
Largest Customer %	28%	18%	31%	21%	27%	23%	30%	20%

Cash Related Information:
Cash from Operations	($2.0)	$18.9	$9.8	$5.6	$9.9	($5.4)	($2.9)	($18.8)
Capital Expenditures	$3.0	$8.5	$4.5	$4.8	$5.9	$7.8	$6.0	$2.8
Depreciation & Amortization	$2.7	$2.7	$2.6	$2.9	$3.4	$4.1	$3.9	$4.0
DSO’s	47	39	42	57	55	74	61	72

Inventory Metrics:
Raw Materials	$7.5	$10.5	$7.9	$9.2	$10.0	$9.1	$7.7	$10.1
Work in Process	$34.8	$35.1	$40.6	$34.6	$35.8	$37.9	$43.2	$40.1
Finished Goods	$14.8	$13.0	$10.7	$13.8	$12.8	$12.0	$13.6	$22.3

Total Inventory	$57.1	$58.6	$59.2	$57.6	$58.6	$59.0	$64.5	$72.5
Inventory Turns	3.2	3.4	3.5	3.3	3.2	3.8	2.8	2.6

Worldwide Headcount	668	711	799	853	889	937	962	973

Periods prior to Q2'08 reflect invoiced shipments results; periods from Q2'08 through Q4'08 reflect adjusted GAAP results; and Q1'09 going forward reflects non-GAAP results.